                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 12, 1999
                    ----------------------------------------
                Date of Report (Date of earliest event reported)


                       Youth Services International, Inc.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Maryland                  0-23284        52-1715690
           -----------------------------------------------------------
           (State or other jurisdiction (Commission     (IRS Employer
              of incorporation)          File No.)  Identification No.)


          2 Park Center Court, Suite 200, Owings Mills, Maryland 21117
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (410) 356-8600
               ---------------------------------------------------


                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4
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Item 5.     Other Events.

            On January 12, 1999, Youth Services International, Inc. ("YSI") and Correctional Services Corporation ("CSC") executed a First Amendment (the "Amendment") to the Agreement and Plan of Merger between YSI, CSC and Palm Merger Corp. dated as of September 23, 1998 (the "Merger Agreement").

            The Amendment modifies Sections 8.1.(d) and 8.1.(e) of the Merger Agreement to extend the date triggering the right of YSI or CSC to terminate the Merger Agreement if the other party's conditions to closing have not been satisfied from January 31, 1999 to March 31, 1999.

            The Amendment further provides that YSI and CSC may restrict transfer of, place restrictive legends on and issue stop transfer instructions with respect to, shares of YSI common stock and shares of CSC common stock held by persons who are deemed "affiliates" of YSI or CSC within the meaning of Rule 145 under the Securities Act and applicable pooling-of-interests accounting interpretations, including deemed "affiliates" of YSI who receive shares of CSC common stock in the merger. The restrictive legends or stop transfer instructions are intended to prevent transfers of, or reductions of risk in, such shares except in accordance with the securities laws and, in any event, only after financial results covering at least 30 days of combined operations of YSI and CSC after the effective time of the merger have been published.

            The Amendment also effects other changes to the Merger Agreement.

            The foregoing description of and reference to the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

            2.1. First Amendment, dated as of January 12, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.




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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Youth Services International, Inc.




Date:  January 13, 1999               By:  /s/ Mark S. Demilio
                                         ----------------------
                                         Mark S. Demilio
                                         Senior Vice President, General Counsel
                                          and Acting Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
    2.1           First Amendment, dated as of January 12, 1999 to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI,
                  CSC and Palm Merger Corp.





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